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                                                              EXHIBIT 1.A.(8)(d)

                   AMENDMENT NO. 4 TO PARTICIPATION AGREEMENT
                                      AMONG
                            THE ALGER AMERICAN FUND,
                       FRED ALGER & COMPANY, INCORPORATED,
                      NATIONAL LIFE INSURANCE COMPANY, AND
                     LIFE INSURANCE COMPANY OF THE SOUTHWEST



THIS AMENDMENT NO. 4 to the Participation Agreement dated January 31, 1995, as amended by updating Schedule A as of April 25, 1997, as amended by Amendment No. 2 dated November 18, 1998, and by Amendment No. 3 dated March 29, 1999 (the "Participation Agreement") by and among The Alger American Fund (the "Trust"), Fred Alger & Company, Incorporated ( the "Distributor"), National Life Insurance Company, a Vermont corporation ("NLIC"); and, Life Insurance Company of the Southwest, a Texas corporation wholly owned by NLIC ("LSW"), IS MADE AND ENTERED INTO THIS ____ DAY OF _______, 2001.

By executing this Amendment No. 4, Schedule A is hereby amended to read as follows:

          o National Variable Life Insurance Account (VariTrak, Sentinel Estate Provider and Sentinel Benefit Provider

          o    National Variable Annuity Account II (Sentinel Advantage)

          o    LSW Variable Annuity Account I (RetireMax)

          o    LSW Variable Life Insurance Account (LSW Advantage)


IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 4 to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be affixed hereto as of the date specified above.

                                        FRED ALGER & COMPANY, INCORPORATED


                                        by
                                           -------------------------------------
                                           Name:
                                           Title:


                                        THE ALGER AMERICAN FUND


                                        by
                                           -------------------------------------
                                           Name:
                                           Title:


                                        NATIONAL LIFE INSURANCE COMPANY


                                        by
                                           -------------------------------------
                                           Name:
                                           Title:


                                        LIFE INSURANCE COMPANY OF THE SOUTHWEST
                                        BY:  NATIONAL LIFE INSURANCE COMPANY


                                        by
                                           -------------------------------------